SMITH BARNEY INVESTMENT SERIES
on behalf of
Select Growth and Income Portfolio (the "Portfolio")

Supplement dated September 14, 2000 to
Prospectus dated February 28, 2000



The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Portfolio under "Management-Select Growth and Income".

Commencing September 14, 2000, Michael Kagan assumed responsibility as portfolio manager of the Portfolio. Mr. Kagan is currently an Investment Officer of the manager and a Director of Salomon Smith Barney Inc.